Exhibit 99.1

9341 Courtland Drive NE, Rockford, MI 49351 Phone (616) 866-5500

FOR IMMEDIATE RELEASE
CONTACT: Michael D. Stornant
(616) 866-5728

WOLVERINE WORLDWIDE EXCEEDS
FOURTH-QUARTER REVENUE AND EPS EXPECTATIONS
Owned eCommerce and two largest brands, Merrell and Saucony, power outlook for strong 2021 recovery

ROCKFORD, Mich., February 25, 2021 – Wolverine World Wide, Inc. (NYSE: WWW) today reported financial results for the fourth quarter and full year ended January 2, 2021.

“The Company delivered better-than-expected results for the fourth quarter and is poised to drive an accelerated recovery over the next twelve to eighteen months,” said Blake W. Krueger, Wolverine Worldwide’s Chairman and Chief Executive Officer. “During a year of unprecedented challenges, we took action focused on the rapidly changing consumer landscape. Our owned eCommerce revenue grew 50% in 2020, and we have planned further investment in this area to enable growth of 40% in 2021, significantly outpacing broader industry expectations. Our balance sheet is healthy, and our brands are well positioned in winning product categories with strong momentum. Merrell, Saucony, Sperry, and Wolverine all plan to launch compelling new products behind some of their biggest franchises, and we anticipate meaningful growth for the Company in 2021, resulting in revenue approaching 2019 levels for the year.”

FOURTH-QUARTER 2020 REVIEW
•Reported revenue was $509.6 million, down 16.1% versus the prior year. On a constant currency basis, revenue was down 16.4% versus the prior year. Owned eCommerce reported revenue grew 31.7% versus the prior year.
•Reported gross margin was 40.1%, compared to 37.8% in the prior year. Adjusted gross margin was 41.4%, compared to 37.8% in the prior year.
•Reported operating margin was -40.1%, including the impact of a non-cash trade name impairment, compared to -0.9% in the prior year. Adjusted operating margin was 6.6%, compared to 10.1% in the prior year.
•Reported diluted loss per share was $2.10, including the impact of a non-cash trade name impairment of $2.07 per share, compared to a loss per share of $0.01 in the prior year. Adjusted diluted earnings per share were $0.21, and, on a constant currency basis, were $0.22, compared to $0.59 in the prior year.
•Inventory at the end of the quarter was down 30.2% versus the prior year.
•Cash flow from operating activities in the quarter was $173.6 million, compared to $206.6 million in the prior year.
•Cash on hand at the end of the quarter was $347.4 million, compared to $180.6 million in the prior year.

FULL-YEAR 2020 REVIEW
•Reported revenue was $1,791.1 million, down 21.2% versus the prior year on a reported and constant currency basis. Owned eCommerce reported revenue grew 49.9% versus the prior year.
•Reported gross margin was 41.1%, compared to 40.6% in the prior year. Adjusted gross margin was 41.5%, compared to 40.6% in the prior year.
•Reported operating margin was -7.7%, including the impact of a non-cash trade name impairment, compared to 7.5% in the prior year. Adjusted operating margin was 7.5%, compared to 11.5% in the prior year.
•Reported diluted loss per share was $1.70, including the impact of a non-cash trade name impairment of $2.07 per share, compared to earnings per share of $1.44 in the prior year. Adjusted diluted earnings per share were $0.93, and, on a constant currency basis, were $0.95, compared to $2.25 in the prior year.
•Cash flow from operating activities for the year was $309.1 million, compared to $222.6 million in the prior year.

“Our team executed on key profit and liquidity priorities that were identified at the onset of the pandemic, resulting in annual operating cash flow of $309 million and $1.1 billion of total liquidity at year-end,” said Mike Stornant, Senior Vice President and Chief Financial Officer. “We are now able to increase our investment behind several key growth priorities supported by good visibility to robust demand and an eCommerce platform that continues to outperform. The Company is in an enviable position to drive profitable and accelerated growth in 2021.”

FULL-YEAR 2021 OUTLOOK
Wolverine Worldwide expects the positive momentum of its performance, athletic, outdoor, and work brands to continue in 2021. The Company is providing its initial revenue and earnings outlook for the full year, which assumes no meaningful deterioration of current market conditions related to the COVID-19 pandemic during the remainder of 2021.

For the full 2021 fiscal year, the Company expects revenue in the range of $2,190 million to $2,250 million, growth of 22% to 26% versus the prior year, approaching 2019 revenue at the high end of the range. The Company is also focused on delivering its aspirational target of $500 million in owned eCommerce revenue, more than double 2019 owned eCommerce revenue. Reported diluted earnings per share are expected to be in the range of $1.75 to $1.90, and adjusted diluted earnings per share are expected to be in the range of $1.90 to $2.05.

NON-GAAP FINANCIAL MEASURES
Measures referred to in this release as “adjusted” financial results are non-GAAP measures that exclude impairment of intangible assets, environmental and other related costs net of recoveries, costs related to the COVID-19 pandemic including credit loss expenses, severance expenses, inventory adjustments and other related costs, non-cash impairment costs and reorganization expenses. The Company also presents constant currency information, which is a non-GAAP measure that excludes the impact of fluctuations in foreign currency exchange rates. The Company calculates constant currency basis by converting the current-period local currency financial results using the prior period exchange rates and comparing these adjusted amounts to the Company's current period reported results. The Company believes providing each of these non-GAAP measures provides valuable supplemental information regarding its results of operations, consistent with how the Company evaluates performance.

The Company has provided a reconciliation of each of the above non-GAAP financial measures to the most directly comparable GAAP financial measure. The Company believes these non-GAAP measures provide useful information to both management and investors because it increases the comparability of current period results to prior period results by adjusting for certain items that may not be indicative of core operating results and enables better identification of trends in our business. The adjusted financial results are used by management to, and allow investors to, evaluate the operating performance of the Company on a comparable basis. Management does not, nor should investors, consider such non-GAAP financial measures in isolation from, or as a substitute for, financial information prepared in accordance with GAAP.

EARNINGS CALL INFORMATION
The Company will host a conference call today at 8:30 a.m. EST to discuss these results and current business trends. The conference call will be broadcast live and accessible under the “Investor Relations” tab at www.wolverineworldwide.com. A replay of the conference call will be available on the Company’s website for a period of approximately 30 days.

ABOUT WOLVERINE WORLDWIDE
Founded in 1883 on the belief in the possibility of opportunity, Wolverine World Wide, Inc. (NYSE:WWW) is one of the world’s leading marketers and licensors of branded casual, active lifestyle, work, outdoor sport, athletic, children's and uniform footwear and apparel. Through a diverse portfolio of highly recognized brands, our products are designed to empower, engage and inspire our consumers every step of the way. The Company’s portfolio includes Merrell®, Sperry®, Hush Puppies®, Saucony®, Wolverine®, Keds®, Stride Rite®, Chaco®, Bates®, and HYTEST®. Wolverine Worldwide is also the global footwear licensee of the popular brands Cat® and Harley-Davidson®. Based in Rockford, Michigan, for more than 130 years, the Company’s products are carried by leading retailers in the U.S. and globally in approximately 170 countries and territories. For additional information, please visit our website, www.wolverineworldwide.com.

FORWARD-LOOKING STATEMENTS
This press release contains forward-looking statements, including statements regarding the Company’s expectations regarding: its outlook for fiscal year 2021 revenue, earnings per share and owned eCommerce revenue; near-term demand; future growth; and new product launches. In addition, words such as “estimates,” “anticipates,” “believes,” “forecasts,” “step,” “plans,” “predicts,” “focused,” “projects,” “outlook,” “is likely,” “expects,” “intends,” “should,” “will,” “confident,” variations of such words, and similar expressions are intended to identify forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties, and assumptions (“Risk Factors”) that are difficult to predict with regard to timing, extent, likelihood, and degree of occurrence. Risk Factors include, among others: the effects of the COVID-19 pandemic on the Company’s business, operations, financial results and liquidity, including the duration and magnitude of such effects, which will depend on numerous evolving factors that the Company cannot currently accurately predict or assess, including: the duration and scope of the pandemic; the negative impact on global and regional markets, economies and economic activity, including the duration and magnitude of its impact on unemployment rates, consumer discretionary spending and levels of consumer confidence; actions governments, businesses and individuals take in response to the pandemic; the effects of the pandemic, including all of the foregoing, on the Company’s distributors, manufacturers, suppliers, joint venture partners, wholesale customers and other counterparties, and how quickly economies and demand for the Company’s products recover after the pandemic subsides; changes in general economic conditions, employment rates, business conditions, interest rates, tax policies and other factors affecting consumer spending in the markets and regions in which the Company’s products are sold; the inability for any reason to effectively compete in global footwear, apparel and consumer-direct markets; the inability to maintain positive brand images and anticipate, understand and respond to changing footwear and apparel trends and consumer preferences; the inability to effectively manage inventory levels; increases or changes in duties, tariffs, quotas or applicable assessments in countries of import and export; foreign currency exchange rate fluctuations; currency restrictions; capacity constraints, production disruptions, quality issues, price increases or other risks associated with foreign sourcing; the cost and availability of raw materials, inventories, services and labor for contract manufacturers; labor disruptions; changes in relationships with, including the loss of, significant wholesale customers; risks related to the significant investment in, and performance of, the Company’s consumer-direct operations; risks related to expansion into new markets and complementary product categories; the impact of seasonality and unpredictable weather conditions; changes in general economic conditions and/or the credit markets on the Company’s distributors, suppliers and retailers; increases in the Company’s effective tax rates; failure of licensees or distributors to meet planned annual sales goals or to make timely payments to the Company; the risks of doing business in developing countries, and politically or economically volatile areas; the ability to secure and protect owned intellectual property or use licensed intellectual property; the impact of regulation, regulatory and legal proceedings and legal compliance risks, including compliance with federal, state and local laws and regulations relating to the protection of the environment, environmental remediation and other related costs, and litigation or other legal proceedings relating to the protection of the environment or environmental effects on human health; the potential breach of the Company’s databases or other systems, or those of its vendors, which contain certain personal information, payment card data or proprietary information, due to cyberattack or other similar events; problems affecting the Company’s distribution system, including service interruptions at shipping and receiving ports; strategic actions, including new initiatives and ventures, acquisitions and dispositions, and the Company’s success in integrating acquired businesses, and implementing new initiatives and ventures; the risk of impairment to goodwill and other intangibles; changes in future pension funding requirements and pension expenses; and additional factors discussed in the Company’s reports filed with the Securities and Exchange Commission and exhibits thereto. The foregoing Risk Factors, as well as other existing Risk Factors and new Risk Factors that emerge from time to time, may cause actual results to differ materially from those contained in any forward-looking statements. Given these or other risks and uncertainties, investors should not place undue reliance on forward-looking statements as a prediction of actual results. Furthermore, the Company undertakes no obligation to update, amend, or clarify forward-looking statements.

# # #

WOLVERINE WORLD WIDE, INC.
CONSOLIDATED CONDENSED STATEMENTS OF OPERATIONS
(Unaudited)
(In millions, except earnings per share)

	Quarter Ended		Fiscal Year Ended
	January 2, 2021	December 28, 2019	January 2, 2021	December 28, 2019
Revenue	$509.6	$607.4	$1,791.1	$2,273.7
Cost of goods sold	305.0	377.5	1,055.5	1,349.9
Gross profit	204.6	229.9	735.6	923.8
Gross margin	40.1%	37.8%	41.1%	40.6%

Selling, general and administrative expenses	182.2	170.7	639.4	669.3
Impairment of intangible assets	222.2	—	222.2	—
Environmental and other related costs, net of recoveries	4.3	64.4	11.1	83.5
Operating expenses	408.7	235.1	872.7	752.8
Operating expenses as a % of revenue	80.2%	38.7%	48.7%	33.1%

Operating profit (loss), net	(204.1)	(5.2)	(137.1)	171.0
Operating margin	(40.1)%	(0.9)%	(7.7)%	7.5%

Interest expense, net	12.5	8.2	43.6	30.0
Debt extinguishment, interest rate swap termination, and other costs	5.3	—	5.5	—
Other expense (income), net	0.8	(1.7)	(2.1)	(4.9)
Total other expenses	18.6	6.5	47.0	25.1
Earnings (loss) before income taxes	(222.7)	(11.7)	(184.1)	145.9

Income tax expense (benefit)	(51.5)	(11.2)	(45.5)	17.0
Effective tax rate	23.1%	95.3%	24.7%	11.7%

Net earnings (loss)	(171.2)	(0.5)	(138.6)	128.9

Less: net earnings (loss) attributable to noncontrolling interests	(0.5)	0.4	(1.7)	0.4
Net earnings (loss) attributable to Wolverine World Wide, Inc.	$(170.7)	$(0.9)	$(136.9)	$128.5
Diluted earnings (loss) per share	$(2.10)	$(0.01)	$(1.70)	$1.44

Supplemental information:
Net earnings (loss) used to calculate diluted earnings (loss) per share	$(170.9)	$(1.1)	$(137.7)	$126.0
Shares used to calculate diluted earnings (loss) per share	81.2	80.5	81.0	87.2

WOLVERINE WORLD WIDE, INC.
CONSOLIDATED CONDENSED BALANCE SHEETS
(Unaudited)
(In millions)

	January 2, 2021	December 28, 2019
ASSETS
Cash and cash equivalents	$347.4	$180.6
Accounts receivables, net	268.3	331.2
Inventories, net	243.1	348.2
Other current assets	45.4	107.1
Total current assets	904.2	967.1
Property, plant and equipment, net	124.6	141.0
Lease right-of-use assets	142.5	160.8
Goodwill and other indefinite-lived intangibles	824.7	1,043.4
Other noncurrent assets	141.4	167.7
Total assets	$2,137.4	$2,480.0

LIABILITIES AND STOCKHOLDERS' EQUITY
Accounts payable and other accrued liabilities	$362.0	$380.8
Lease liabilities	34.0	34.1
Current maturities of long-term debt	10.0	12.5
Borrowings under revolving credit agreements	—	360.0
Total current liabilities	406.0	787.4
Long-term debt	712.5	425.9
Lease liabilities, noncurrent	130.3	147.2
Other noncurrent liabilities	315.6	341.1
Stockholders' equity	573.0	778.4
Total liabilities and stockholders' equity	$2,137.4	$2,480.0

WOLVERINE WORLD WIDE, INC.
CONSOLIDATED CONDENSED STATEMENTS OF CASH FLOWS
(Unaudited)
(In millions)

	Fiscal Year Ended
	January 2, 2021	December 28, 2019
OPERATING ACTIVITIES:
Net earnings (loss)	$(138.6)	$128.9
Adjustments to reconcile net earnings (loss) to net cash provided by operating activities:
Depreciation and amortization	32.8	32.7
Deferred income taxes	(56.9)	(9.0)
Stock-based compensation expense	28.9	24.5
Pension and SERP expense	8.5	5.6
Debt extinguishment, interest rate swap termination, and other costs	5.5	—
Impairment of intangible assets	222.2	—
Environmental and other related costs, net of cash payments and recoveries received	31.5	48.8
Other	(12.7)	(11.6)
Changes in operating assets and liabilities	187.9	2.7
Net cash provided by operating activities	309.1	222.6

INVESTING ACTIVITIES:
Business acquisition, net of cash acquired	(5.5)	(15.1)
Additions to property, plant and equipment	(10.3)	(34.4)
Proceeds from sale of assets	0.2	—
Investment in joint ventures	(3.5)	(8.5)
Proceeds from company-owned insurance policy liquidations	26.8	—
Other	(1.6)	(3.5)
Net cash provided by (used in) investing activities	6.1	(61.5)

FINANCING ACTIVITIES:
Payments under revolving credit agreements	(898.0)	(469.3)
Borrowings under revolving credit agreements	538.0	704.3
Borrowings of long-term debt	471.0	—
Payments on long-term debt	(183.5)	(7.5)
Payments of debt issuance and debt extinguishment costs	(6.4)	(0.3)
Termination of interest rate swap	(7.3)	—
Cash dividends paid	(33.6)	(33.6)
Purchase of common stock for treasury	(21.0)	(319.2)
Employee taxes paid under stock-based compensation plans	(24.8)	(16.9)
Proceeds from the exercise of stock options	9.8	12.2
Contributions from noncontrolling interests	1.8	5.7
Net cash used in financing activities	(154.0)	(124.6)

Effect of foreign exchange rate changes	5.6	1.0
Increase in cash and cash equivalents	166.8	37.5

Cash and cash equivalents at beginning of the year	180.6	143.1
Cash and cash equivalents at end of the year	$347.4	$180.6

The following tables contain information regarding the non-GAAP financial measures used by the Company in the presentation of its financial results:

WOLVERINE WORLD WIDE, INC.

Q4 2020 RECONCILIATION TABLES

RECONCILIATION OF REPORTED REVENUE
TO ADJUSTED REVENUE ON A CONSTANT CURRENCY BASIS*
(Unaudited)
(In millions)

	GAAP Basis 2020-Q4	Foreign Exchange Impact	Constant Currency Basis 2020-Q4	GAAP Basis 2019-Q4	Constant Currency Growth (Decline)	Reported Growth (Decline)
REVENUE
Wolverine Michigan Group	$298.5	$(0.8)	$297.7	$360.0	(17.3)%	(17.1)%
Wolverine Boston Group	197.6	(1.2)	196.4	234.1	(16.1)	(15.6)
Other	13.5	—	13.5	13.3	1.5	1.5
Total	$509.6	$(2.0)	$507.6	$607.4	(16.4)%	(16.1)%

RECONCILIATION OF REPORTED GROSS MARGIN
TO ADJUSTED GROSS MARGIN*
(Unaudited)
(In millions)

	GAAP Basis	Adjustments (1)	As Adjusted

Gross Profit - Fiscal 2020 Q4	$204.6	$6.3	$210.9

Gross margin	40.1%		41.4%

Gross Profit - Fiscal 2019 Q4	$229.9	$—	$229.9

Gross margin	37.8%		37.8%
(1)Q4 2020 adjustments reflect expenses related to the COVID-19 pandemic including $3.2 million of inventory charges and $3.1 million of air freight charges related to production delays.

RECONCILIATION OF REPORTED OPERATING MARGIN
TO ADJUSTED OPERATING MARGIN*
(Unaudited)
(In millions)

	GAAP Basis	Adjustments (1)	As Adjusted

Operating Profit (Loss) - Fiscal 2020 Q4	$(204.1)	$237.6	$33.5

Operating margin	(40.1)%		6.6%

Operating Profit (Loss) - Fiscal 2019 Q4	$(5.2)	$66.5	$61.3

Operating margin	(0.9)%		10.1%
(1)Q4 2020 adjustments reflect $222.2 million for a non-cash impairment of the Sperry trade name, $11.1 million of expenses related to the COVID-19 pandemic including $0.7 million of severance expenses, $3.6 million of facility exit costs, $3.2 million of inventory charges, $3.1 million of air freight charges related to production delays and $0.5 million of other costs and $4.3 million of environmental and other related costs net of recoveries. Q4 2019 adjustments reflect $64.4 million of environmental and other related costs net of a settlement and $2.1 million of costs related to business development costs and reorganization costs.

RECONCILIATION OF REPORTED SELLING, GENERAL AND ADMINISTRATIVE EXPENSES
TO ADJUSTED SELLING, GENERAL AND ADMINISTRATIVE EXPENSES*
(Unaudited)
(In millions)

	GAAP Basis	Adjustment (1)	As Adjusted

Selling, general and administrative expenses - Fiscal 2020 Q4	$408.7	$(231.3)	$177.4

Selling, general and administrative expenses - Fiscal 2019 Q4	$235.1	$(66.5)	$168.6
(1)Q4 2020 adjustments reflect $222.2 million for a non-cash impairment of the Sperry trade name, $4.8 million of expenses related to the COVID-19 pandemic including $0.7 million of severance expenses, $3.6 million of facility exit costs and $0.5 million of other costs, and $4.3 million of environmental and other related costs net of recoveries. Q4 2019 adjustments reflect $64.4 million of environmental and other related costs net of a settlement and $2.1 million of costs related to business development costs and reorganization costs.

RECONCILIATION OF REPORTED DILUTED EPS TO ADJUSTED
DILUTED EPS ON A CONSTANT CURRENCY BASIS*
(Unaudited)

	GAAP Basis	Adjustments (1)	As Adjusted	Foreign Exchange Impact	As Adjusted EPS On a Constant Currency Basis

EPS - Fiscal 2020 Q4	$(2.10)	$2.31	$0.21	$0.01	$0.22

EPS - Fiscal 2019 Q4	$(0.01)	$0.60	$0.59
(1)Q4 2020 adjustments reflect a non-cash impairment of the Sperry trade name, expenses related to the COVID-19 pandemic, and environmental and other related costs net of recoveries. Q4 2019 adjustments reflect environmental and other related costs net of a settlement and costs related to business development costs and reorganization costs.

RECONCILIATION OF THE REPORTED EFFECTIVE TAX RATE
TO THE ADJUSTED EFFECTIVE TAX RATE*
(Unaudited)

	GAAP Basis	Adjustment (1)	As Adjusted

Effective Tax Rate - Fiscal 2020 Q4	23.1%	(8.5)%	14.6%

Effective Tax Rate - Fiscal 2019 Q4	95.3%	(86.6)%	8.7%
(1)Q4 2020 adjustments reflect the tax impact of non-cash impairment of the Sperry trade name, expenses related to the COVID-19 pandemic, and environmental and other related costs net of recoveries. Q4 2019 adjustments reflect the tax impact of environmental and other related costs net of a settlement, business development costs and reorganization costs.

2020 FULL-YEAR RECONCILIATION TABLES

RECONCILIATION OF REPORTED REVENUE
TO ADJUSTED REVENUE ON A CONSTANT CURRENCY BASIS*
(Unaudited)
(In millions)

	GAAP Basis 2020	Foreign Exchange Impact	Constant Currency Basis 2020	GAAP Basis 2019	Constant Currency Growth (Decline)	Reported Growth (Decline)
REVENUE
Wolverine Michigan Group	$1,051.0	1.7	$1,052.7	$1,299.7	(19.0)%	(19.1)%
Wolverine Boston Group	696.0	(1.2)	694.8	910.9	(23.7)	(23.6)
Other	44.1	—	44.1	63.1	(30.1)	(30.1)
Total	$1,791.1	$0.5	$1,791.6	$2,273.7	(21.2)%	(21.2)%

RECONCILIATION OF REPORTED GROSS MARGIN
TO ADJUSTED GROSS MARGIN*
(Unaudited)
(In millions)

	GAAP Basis	Adjustments (1)	As Adjusted

Gross Profit - Fiscal 2020	$735.6	$8.3	$743.9

Gross margin	41.1%		41.5%

Gross Profit - Fiscal 2019	$923.8	$0.5	$924.3

Gross margin	40.6%		40.6%
(1)2020 adjustments reflect expenses related to the COVID-19 pandemic including $4.4 million of inventory charges and $3.9 million of air freight charges related to production delays.

RECONCILIATION OF REPORTED OPERATING MARGIN
TO ADJUSTED OPERATING MARGIN*
(Unaudited)
(In millions)

	GAAP Basis	Adjustments (1)	As Adjusted

Operating Profit (Loss) - Fiscal 2020	$(137.1)	$271.0	$133.9

Operating margin	(7.7)%		7.5%

Operating Profit - Fiscal 2019	$171.0	$91.6	$262.6

Operating margin	7.5%		11.5%
(1)2020 adjustments reflect $222.2 million for a non-cash impairment of the Sperry trade name, $37.7 million of expenses related to the COVID-19 pandemic including $10.9 million of severance expenses, $8.5 million of credit loss expenses, $4.9 million of inventory charges, $3.9 million of air freight charges related to production delays, $3.6 million of facility exit costs and $5.9 million of other costs, and $11.1 million of environmental and other related costs net of recoveries. 2019 adjustments reflect $83.5 million of environmental and other related costs net of a settlement and $8.1 million of other costs including business development costs and reorganization costs.

RECONCILIATION OF REPORTED DILUTED EPS TO ADJUSTED
DILUTED EPS ON A CONSTANT CURRENCY BASIS*
(Unaudited)

	GAAP Basis	Adjustments (1)	As Adjusted	Foreign Exchange Impact	As Adjusted EPS On a Constant Currency Basis

EPS - Fiscal 2020	$(1.70)	$2.63	$0.93	$0.02	$0.95

EPS - Fiscal 2019	$1.44	$0.81	$2.25
(1)2020 adjustments reflect a non-cash impairment of the Sperry trade name, expenses related to the COVID-19 pandemic, and environmental and other related costs net of recoveries. 2019 adjustments reflect environmental and other related costs net of a settlement, business development costs and reorganization costs.

2021 GUIDANCE RECONCILIATION TABLES

RECONCILIATION OF REPORTED OPERATING MARGIN GUIDANCE
TO ADJUSTED OPERATING MARGIN GUIDANCE*
(Unaudited)
(In millions)

	GAAP Basis	Adjustments (1)	As Adjusted

Operating Profit - Fiscal 2021	$230 - $245	$15.0	$245 - $260

Operating margin	10.5% - 10.9%		11.2% - 11.6%

(1)2021 adjustments reflect estimated environmental and other related costs net of recoveries and other costs.

RECONCILIATION OF REPORTED DILUTED EPS GUIDANCE TO ADJUSTED
DILUTED EPS GUIDANCE AND SUPPLEMENTAL INFORMATION*
(Unaudited)

	GAAP Basis	Adjustments (1)	As Adjusted

EPS - Fiscal 2021	$ 1.75 - $1.90	$0.15	$ 1.90 - $2.05

Supplemental information:

Net Earnings - Fiscal 2021	$146 - $159	$12.0	$158 - $171

Net Earnings used to calculate diluted earnings per share	$143 - $156	$12.0	$155 - $168

Shares used to calculate diluted earnings per share	81.9		81.9
(1)2021 adjustments reflect estimated environmental and other related costs net of recoveries and certain other costs.

*To supplement the consolidated condensed financial statements presented in accordance with Generally Accepted Accounting Principles ("GAAP"), the Company describes what certain financial measures would have been if, impairment of intangible assets, environmental and other related costs net of recoveries, costs related to the COVID-19 pandemic including credit loss expenses, severance expenses and other related costs and reorganization expenses were excluded. The Company believes these non-GAAP measures provide useful information to both management and investors to increase comparability to the prior period by adjusting for certain items that may not be indicative of core operating measures and to better identify trends in our business. The adjusted financial results are used by management to, and allow investors to, evaluate the operating performance of the Company on a comparable basis.

The constant currency presentation, which is a non-GAAP measure, excludes the impact of fluctuations in foreign currency exchange rates. The Company believes providing constant currency information provides valuable supplemental information regarding results of operations, consistent with how the Company evaluates performance. The Company calculates constant currency by converting the current-period local currency financial results using the prior period exchange rates and comparing these adjusted amounts to the Company's current period reported results.

Management does not, nor should investors, consider such non-GAAP financial measures in isolation from, or as a substitution for, financial information prepared in accordance with GAAP.  A reconciliation of all non-GAAP measures included in this press release, to the most directly comparable GAAP measures are found in the financial tables above.